Exhibit 99.1

LOAN AGREEMENT

THIS LOAN AGREEMENT, made and entered into this 30 day of April, 2012, by and between APH&R PROPERTY HOLDINGS, LLC (the “Borrower”) and METRO CITY BANK (“Lender”).

W I T N E S S E T H :

WHEREAS, Borrower desires financing on certain real property and business assets located thereon in Pulaski County, Arkansas, more particularly described in Exhibit “A” attached hereto and by this reference made a part hereof (“Property”);

WHEREAS, of even date herewith, Lender and Borrower entered into that certain loan wherein the Lender agreed to provide a loan (the “Loan”) to Borrower for Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00)  to purchase land and building, for capital improvements account and for soft costs; and

WHEREAS, in order to loan funds to Borrower, Lender enters into this Loan Agreement with Borrower for the purposes herein contained; and

WHEREAS, the loan made hereunder will be secured in part by a first security interest in the Property and a first lien position on furniture, fixtures and equipment located at the Property.

NOW, THEREFORE, for and in consideration of the premises, the sum of Ten ($10.00) Dollars and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

AMOUNT AND TERMS OF LOAN

1.1           RECITALS.  Each of the above recitals are hereby incorporated into and made a part of this Agreement by this reference.

1.2           LOAN AND NOTE.  The term “Loan” herein shall refer to the indebtedness of Borrower to Lender evidenced by a Note in the original principal amount Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) in form satisfactory to Lender (the “Note”).

ARTICLE II

CONDITION OF LENDING

2.1           CONDITIONS PRECEDENT TO THE LOAN.  As a condition precedent to Lender making the Loan, the Borrower shall deliver to Lender on or before the date of the Loan closing, the following, in form and substance satisfactory to Lender:

(a)           The Note;

(b)           Mortgage and Security Agreement;

(c)           UCC-1 Financing Statements;

(d)           Collateral Assignment of Certificate of Deposit in the amount of $1,000,000.00 in favor of Lender;

(e)           Guaranty from AdCare Health Systems, Inc.  and APH&R NURSING, LLC (collectively, the “Guarantor” or “Guarantors”);

(f)            Evidence satisfactory to Lender of ownership of the Collateral by Borrower free and clear of encumbrances of any kind;

(g)           Such other documents as reasonably may be required by the Lender or Lender’s counsel.

The Loan documents as provided above (collectively, the “Loan Documents”), when prepared, shall set forth the matters contained in the Loan Agreement and contain such other provisions as are deemed necessary or desirable by Lender.  The form and substance of all such documents must be satisfactory to Lender prior to disbursement by Lender of any of the proceeds of the Loan.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents and warrants to, and agrees with the Lender as follows:

3.1           POWER AND AUTHORIZATION.

(a)           The Borrower and/or Guarantor have authorized the execution and delivery of the Note and all other documents contemplated by this Loan Agreement, and such execution and delivery will not violate any law, or any other agreement to which Borrower and/or Guarantor are a party.

(b)           This Loan Agreement constitutes, and upon execution and delivery thereof, the Note, the Mortgage and Security Agreement and the ancillary documents will constitute, legal, valid and binding obligations of the Borrower and/or Guarantor enforceable against the Borrower and/or Guarantor.

3.2           FINANCIAL CONDITION.  The reports and financial statements of Borrower and Guarantor submitted to Lender in connection with the Loan have been prepared from Borrower’s or Guarantor’s books and records in accordance with generally accepted accounting principles and practices, consistently applied, and fairly reflect the financial condition of Borrower and Guarantor for the periods therein defined.  No material adverse changes have since occurred.

Except as disclosed in the aforesaid reports and financial statements, Borrower:

(a)           Has not incurred any debts, liabilities or other obligations nor committed to incur any debts, liabilities or obligations;

(b)           Has no liabilities, direct or contingent;

(c)           Has made no investments in, advances to, or guaranties or obligations of any other company, person, firm, corporation, or other entity;

(d)           Is not subject to any judgment, nor are there any liens, encumbrances or security interests outstanding against Borrower or any of its properties.

3.3           LITIGATION. There is no litigation, proceeding, claim or dispute pending or threatened against Borrower, the adverse determination of which would materially affect Borrower’s ability to repay the loan or otherwise perform hereunder.

ARTICLE IV

COVENANTS BY BORROWER

Until all the obligations of Borrower under this Agreement have been performed and paid in full, Borrower covenants and agrees as follows:

4.1           INSURANCE.  Borrower shall maintain or require Guarantor to maintain insurance on the Collateral (hereinafter defined) as described in Article VII hereof in such amounts and against such hazards and liabilities as is customarily maintained by other companies in the same geographical area operating similar businesses or as may be otherwise requested by the Lender.  All such policies of insurance shall be in form and substance and with insurance companies satisfactory to Lender, and Borrower shall deliver evidence thereof to Lender upon request.  Further, upon request, Lender shall be designated as loss payee or as mortgagee under any such policies, as its interests may appear.

4.2           MAINTENANCE OF BUSINESS AND CORPORATE EXISTENCE.  Borrower shall comply with all valid and applicable statutes, ordinances, rules and regulations and shall keep in force and effect all licenses, permits, bonds and franchises necessary for the proper conduct of its business.

4.3           ADVERSE CHANGES AND LITIGATION.  Borrower shall immediately inform Lender of any material adverse change in its financial condition, or the financial condition of Guarantor, and shall promptly inform Lender of any litigation or threatened litigation or of the occurrence of any other event or circumstance which might substantially affect the financial condition or business of Borrower or Guarantor.

4.4           MANAGEMENT AND OWNERSHIP.  No material adverse change shall be made without the prior written consent of Lender in the management or ownership of Borrower,

or in the manner in which its business is conducted.  Said consent shall not be unreasonably withheld by Lender.

4.5           FINANCIAL STATEMENTS.  Within ninety (90) days of Borrower’s fiscal year end, Borrower and Guarantor shall furnish to Lender a copy of their compiled financial statement.  Borrower’s and Guarantor’s financial statements shall contain a balance sheet, profit and loss statement and aging of accounts receivable and accounts payable, all in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied.  Each set of financial statements shall be prepared by a certified public accountant or accountants acceptable to Lender and certified by a duly authorized officer of Borrower to be correct and accurate.  Borrower and Guarantor shall also furnish a copy of its income tax returns, and such other or additional financial information as Lender may from time to time request.  Borrower shall also furnish evidence of payment of real estate taxes on the Property to Lender on an annual basis.

4.6           OTHER DEBTS.  Other than the loan from Lender of even date herein in the principal amount of $3,425,500.00, the Borrower shall not directly or indirectly incur, create, assume or permit to exist any obligation for payment of borrowed money, excepting only unsecured current liabilities incurred in the ordinary course of business and obligations contemplated by this Agreement, without the express written consent of Lender, which consent shall not be unreasonably withheld.  Further, Borrower shall not guarantee the obligations of any person or entity, excepting only obligations contemplated by this Agreement; provided, however, that Borrower shall have the right to guarantee the obligations of APH&R NURSING, LLC with respect to such entity’s working capital financing with a third party lender.

4.7           SALE OF COLLATERAL.  Borrower shall not sell, lease, transfer or otherwise dispose of any of the Collateral as described in ARTICLE VII hereof, other than in the ordinary course of Borrower’s business.  If Borrower should desire to sell any of the Collateral, a release price therefor will be determined at the sole discretion of Lender, and upon the sale of that Collateral, the release price will be paid over by Borrower to Lender and applied by Lender to payments due on the Note, in inverse order of the due dates, and Lender shall thereupon release its lien or security interest upon the Collateral sold.

4.8           BULK SALE.  The Borrower shall not, without the prior written consent of the Lender, sell, transfer or convey all or any part of its interest in its assets to another entity.

4.9           ENCUMBRANCES.  Borrower shall not incur or permit to exist nor allow Guarantor to incur or permit to exist any encumbrance, pledge or lien upon or against any of the Collateral, except:

(a)           Liens or security interests required or expressly contemplated or permitted by this Agreement;

(b)           Liens for taxes, assessments and other governmental charges not yet due and liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due; and

(c)           Tax liens which are being contested in good faith.

4.10         TAXES.  Borrower shall pay promptly, when due, all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon the income or any property of the Borrower, as well as all claims of any kind (including claims for labor, material, supplies or rent) which, if unpaid, might become a lien upon any or all of the Collateral.

4.11         EXAMINATION OF RECORDS.  Borrower shall permit any representative of Lender to examine and to audit any or all of Borrower’s books and records and to copy portions thereof, and to visit and inspect any of the Collateral upon receipt of reasonable notification and request.

ARTICLE V

EVENTS OF DEFAULT

The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)           Nonpayment, when due, of any principal, accrued interest, premium, fee or other charge due under the Note.

(b)           Default by Borrower in the due observance or performance of any term, covenant, condition or agreement on its part to be performed under this Loan Agreement, the Note, or under any other document contemplated by this Loan Agreement.

(c)           If Borrower shall:

(1)           Make a general assignment for the benefit of its creditors;

(2)           File a voluntary petition in bankruptcy;

(3)           Be adjudicated as bankrupt or insolvent;

(4)           File any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation;

(5)           File an answer admitting or failing to deny the material allegations of the petition against it for any such relief;

(6)           Admit in writing its inability to pay its debts as they mature;

(7)           Discontinue business; or

(8)           Be unable to pay debts as they become due.

(d)           Borrower fails to have vacated or set aside within thirty (30) days of its entry any court order appointing a receiver or trustee for all or a substantial portion of the Borrower’s property.

(e)           Any warranty, representation or statements made or furnished to Lender by Borrower in connection with the Loan or in connection with this Agreement (including any warranty, representation or statement in the application of Borrower for the Loan or in any accompanying financial statements) or to induce Lender to make the Loan, proves to be untrue, misleading or false in any material respect.

(f)            Borrower suffers or permits any lien, encumbrance or security interest to attach to any of its property, except as herein otherwise expressly permitted, or if any judgment shall be entered against Borrower or any attachment shall be made against any property of Borrower, which judgment or attachment shall remain undischarged, unbonded, or undismissed for a period of ten (10) days.

(g)           Borrower defaults in the payment of any principal or interest on any obligation to Lender or to any other creditor.

(h)           Borrower shall sell, lease, or otherwise transfer or convey any of the Collateral, or any interest therein without Lender’s prior written approval, except as herein otherwise expressly permitted.

(i)            Borrower defaults under or causes to be revoked any state or county permit or license.

ARTICLE VI

REMEDIES ON EVENT OF DEFAULT

6.1           DECLARE NOTE DUE.  Upon the occurrence of any Event of Default as defined in this Agreement, the Note, the Mortgage and Security Agreement and Security Agreement or any other document contemplated by this Agreement, then in any such event, Lender at its option, may declare the entire unpaid balance of the Note to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and Borrower will forthwith pay to Lender the entire principal of and interest accrued on the Note.

6.2           OTHER REMEDIES.  Upon the occurrence or discovery of an Event of Default, the Lender shall, in addition to its option to declare the entire unpaid amount of the Note due and payable, at its option:

(a)           Move to protect its rights and remedies as a secured party under the Mortgage and Security Agreement and Security Agreement, by extrajudicial authority as set forth in those instruments, by action at law or equity, or by any other lawful remedy to enforce payment.

(b)           Apply the proceeds from any disposition of the Collateral to the satisfaction of the following items in the order in which they are listed:

(1)           The expenses of taking, preserving, insuring, repairing, holding and selling the Collateral, including any legal costs and attorney’s fees.  If any of the Note shall be referred to an attorney for collection, Borrower and all others liable on the Note, jointly and severally agree to pay reasonable attorney’s fees and all costs of collection.

(2)           The unpaid amount of any interest due on the Note, and all other expenses of Lender.

(3)           The unpaid principal amounts of the Note.

(4)           Any other indebtedness of Borrower to Lender.

(5)           The remainder, if any, to Borrower, it being understood and agreed that if the proceeds realized from the disposition of the Collateral shall fail to satisfy items (1) through (4) above, Borrower shall forthwith pay any such deficiency to Lender upon demand.

(c)           Exercise any and all rights of setoff which Lender may have against any account, fund or property of any kind, tangible or intangible, belonging to Borrower and which shall be in Lender’s possession or under Lender’s control.

ARTICLE VII

COLLATERAL

Borrower’s obligation for payment of the Note shall be collateralized by the following (the “Collateral”):

7.1           MORTGAGE AND SECURITY AGREEMENT.  A first Mortgage and Security Agreement on the Property more commonly known as 1516 South Cumberland Street, Little Rock, Arkansas 72202.

7.2           UCC FINANCING STATEMENTS.  A first security interest on all Borrower’s furniture, fixtures and equipment located at the Property.

7.3           COLLATERAL ASSIGNMENT OF CD.  Collateral assignment of certificate of deposit in the amount of $1,000,000.00 to be held by Lender.

ARTICLE VIII

MISCELLANEOUS

8.1           CLOSING.  The Lender shall not be obligated to make the Loan or advance any funds until Borrower has fully met all requirements herein set forth to be met by Borrower, and until Borrower has paid to Lender and any other parties entitled thereto, all fees and other charges due in connection with the Loan.

8.2           AMENDMENTS.  No amendment of any provisions of this Loan Agreement, nor consent to any departure of Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.3           NOTICES.  All notices and other communications provided for hereunder shall be in writing and mailed or telegraphed or delivered.

If to Borrower:

3050 Peachtree Road, NW, Suite 355

Two Buckhead Plaza

Atlanta, Georgia 30305

If to Lender:

METRO CITY BANK

5441 Buford Highway, Suite 109

Atlanta, GA 30340

8.4           GOVERNING LAW AND PARTIES BOUND.  This Agreement and Note and the rights and obligations of the parties thereunder shall in all respects be governed by, construed and enforced in accordance with federal law and the laws of the State of Georgia, except and only to the extent of procedural matters related to the perfection and enforcement of Lender’s rights and remedies against the Property, which matters shall be governed by the laws of the state of Arkansas.  However, in the event that the enforceability or validity of any provision of this Agreement is challenged or questioned, such provision shall be governed by which whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision.  The loan transaction which is evidenced by this Agreement and the Note has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Georgia.

8.5           ATTORNEY’S FEES AND EXPENSES.  If Lender shall incur any cost or expense, including, without limitation, reasonable attorney’s fees, in connection with this Agreement, the Note or the Loan, in any manner whatsoever, direct or indirect, whether with regard to the collection of amounts due, protection of Collateral, defense of Lender or otherwise, upon demand by Lender, Borrower shall pay the same or shall reimburse Lender therefor in full.

8.6           ASSIGNMENT BY BORROWER.  No commitment issued by Lender to Borrower for the Loan nor any of Borrower’s rights hereunder shall be assignable by Borrower without the prior written consent of Lender.

8.7           NO WAIVER: REMEDIES.  No failure on the part of the Lender, and no delay in exercising any right under this Loan Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Loan Agreement preclude any other or further exercise thereof or the exercise of any other right.

8.8           SEVERABILITY.  In the event that any clause or provisions of this Loan Agreement or any document or instrument contemplated by this Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining portions or provisions of this Loan Agreement.

8.9           TIME.  Time is of the essence of this Agreement.

8.10         INTEREST.  Interest shall be calculated on the basis of an actual 360 day year.

8.11         PERMANENT REFINANCING CONDITIONS.  In regards to permanent financing, Borrower acknowledges the following:

a.             Should the Borrower opt to not have Lender provide permanent take out financing of this Loan within the SBA 504 program, Borrower shall be charged a one percent (1%) separation fee; and

b.             If, for any reason, the Borrower is unable to obtain SBA approval of an SBA 504 Loan, Lender shall have the right to pay down the Loan using i) the certificate of deposit collaterally assigned to Lender; ii) the estimated 504 lender costs held in escrow as more particularly shown on the disbursement memorandum executed of even date herewith; and iii) all funds held in the capital improvements account held by Lender in the amount of $265,000.00.

8.12         GRACE AND NOTICE OF CURE RIGHTS. Notwithstanding any other provision to the contrary contained in this Agreement or in any of the other Loan Documents, upon the occurrence of a monetary default or a monetary Event of Default under any of the Loan Documents, Lender shall not be required to send written notice to Borrower and/or Guarantors. All loan payments are due on the first (1st) day of each month, however; payments will not be considered late until ten (10) days thereafter. In the event the default does not involve the payment of money by Borrower to Lender, Borrower and Guarantors shall have thirty (30) days following receipt of such notice to fully cure such default. In the event the default is cured within such period, it shall be as if no default had occurred.

8.13         MISCELLANEOUS.  Notwithstanding anything contained in this Loan Agreement or in the loan documents, including, without limitation, any security agreement executed in connection with this Loan Agreement (collectively, the “Loan Documents”) evidencing the Loan, Lender agrees that its collateral for the loan expressly excludes (and any definition of “Collateral” in the Loan Documents shall also expressly exclude) all of the following property of APH&R NURSING, LLC:

(a) all Accounts; (b) all Payment Intangibles; (c) all Instruments, Chattel Paper (including Electronic Chattel Paper), Documents, Letter-of-Credit Rights, Supporting Obligations and Commercial Tort Claims, in each case to the extent arising out of, relating to or given in exchange for or settlement of or to evidence the obligation to pay any Account or Payment Intangible; (d) all General Intangibles (including contract rights and trademarks, copyrights, patents and other intellectual property) that arise out of or relate to any Account or Payment Intangible or from which any Account or Payment Intangible arises; (e) all remedies, guarantees and collateral evidencing, securing or otherwise relating to or associated with any Account or Payment Intangible, including all rights of enforcement and collection; (f) all Commercial Lockboxes, Governmental Lockboxes, Collection Accounts and other Deposit Accounts into which Collections or other proceeds of Collateral or Advances are deposited, and all checks or Instruments from time to time representing or evidencing the same; (g) all cash, currency and other monies at any time in the possession or under the control of APH&R NURSING, LLC’s working capital or operating lender [the “Operations Lender”] or a bailee of such Operations Lender; (h) all books and records evidencing or relating to or associated with any of the foregoing; (i) all information and data compiled or derived with respect to any of the foregoing (other than any such information and data subject to legal restrictions of patient confidentiality); and (j) all Collections, Accessions, receipts and Proceeds derived from any of the foregoing, all words with capitalized letters being defined in the Uniform Commercial Code or the loan agreement between APH&R NURSING, LLC and Operations Lender.

[REMAINDER OF PAGE INENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties have executed this Loan Agreement as of the date first above written.

BORROWER:

Signed, sealed and delivered in the presence of:	APH&R PROPERTY HOLDINGS, LLC

/s/ [Illegible]	By:	/s/ Christopher F. Brogdon	(L.S.)
Witness	Christopher F. Brogdon, Manager

/s/ Ellen W. Smith
Notary Public
LENDER:

Signed, sealed and delivered in the presence of:	METRO CITY BANK

/s/ [Illegible]	By:	/s/ Alison Kim
Witness		Name:	Alison Kim
		Title:	Lending Officer
Eumean Eom
Notary Public	(Bank Seal)

The undersigned hereby expressly agree and consent to all of the terms and conditions contained herein and further agree to be bound by all of the terms and conditions contained herein.  This 30 day of April, 2012.

GUARANTOR:

AdCare Health Systems, Inc.

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and Chief Acquisition Officer

[Corporate Seal]

APH&R NURSING, LLC

By:	/s/ Christopher F. Brogdon	(L.S.)
Christopher F. Brogdon, Manager